UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2004

WATERS INSTRUMENTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-1388	41-0832194
(Commission File Number)	(IRS Employer Identification No.)

13705 26th Ave. N., Suite 102

Minneapolis, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 551-1125

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Waters Instruments, Inc. (the “Company”) hereby amends Item 9.01 of its Current Report on Form 8-K originally filed on October 1, 2004 only to provide certain interim financial statements; all other required financial statements were included in Amendment No. 1 on Form 8-K/A filed on December 13, 2004.

Cautionary Statement on Forward-Looking Information

This Amendment No. 2 to the Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about plans and objectives of management, potential acquisitions and market growth and opportunity.  These forward-looking statements are neither promises nor guarantees and involve risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. You should not expect that these forward-looking statements will be updated or supplemented as a result of changing circumstances or otherwise, and we disavow and disclaim an obligation to do so. Important cautionary statements and risk factors that would affect actual results are discussed in our periodic reports and registration statements filed with the Securities and Exchange Commission.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial statements of the acquired business.

Audited financial statements of Rutland Electric Fencing Company Limited as of and for the two years ended December 31, 2003 and 2002 were previously filed as part of this report.

*Report of Independent Auditor

*Consolidated profit and loss account for the year ended 31 December 2003

*Statement of recognized gains and losses for the year ended 31 December 2003

*Consolidated balance sheet as at 31 December 2003

*Consolidated cash flow statement for the year ended 31 December 2003

*Notes to the financial statements for the year ended 31 December 2003

Unaudited financial statements of Rutland Electric Fencing Company Limited for the six month period ended June 30, 2004 are filed as part of this report on the pages immediately following the signature page of this report:

Consolidated profit and loss account for the six months ended 30 June 2004

Statement of recognized gains and losses for the six months ended 30 June 2004

Consolidated balance sheet for the six months ended 30 June 2004

Consolidated cash flow statement for the six months ended 30 June 2004

Notes to the interim financial information for the six months ended 30 June 2004

(b)           Pro forma financial information.

*Unaudited Pro Forma Condensed Combined Financial Statements

*Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended as of June 30, 2004

2

*Notes to Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended as of June 30, 2004

(c)           Exhibits.

  2.1**    Stock Purchase Agreement dated September 27, 2004

23.1*       Consent of PricewaterhouseCoopers LLP

99.1**    Press Release dated September 27, 2004

* Previously filed with Amendment No. 1 to Current Report on Form 8-K/A.

**Previously filed with original Current Report on Form 8-K.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 2 to the Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 21, 2004

WATERS INSTRUMENTS, INC.

By	/s/ Jerry W. Grabowski
Jerry W. Grabowski, President and
Chief Executive Officer

4

Rutland Electric Fencing Co Limited

Unaudited condensed consolidated interim financial statements for the 6 months ended 30 June 2004

Registered number: 1942940

Rutland Electric Fencing Co Limited

Unaudited condensed consolidated interim financial statements for the 6 months ended 30 June 2004

Consolidated profit and loss account for the 6 months ended 30 June 2004

Statement of recognized gains and losses for the 6 months ended 30 June 2004

Consolidated balance sheet as at 30 June 2004

Consolidated cash flow statement for the 6 months ended 30 June 2004

Notes to the interim financial information for the 6 months ended 30 June 2004

Rutland Electric Fencing Co Limited

Consolidated profit and loss account
for the 6 months ended 30 June 2004

All amounts are shown in British pounds.

	Note	6 months ended 30 June 2004	6 months ended 30 June 2003
		Unaudited	Unaudited
		£	£
Turnover	2	2,790,645	2,652,556
Cost of sales		1,549,645	1,500,816
Gross profit		1,241,000	1,151,740
Administrative expenses		574,708	588,350
Other operating income		5,000	—
Operating profit		671,292	563,390
Interest receivable and similar income		30,333	19,471
Profit on ordinary activities before taxation		701,625	582,861
Tax on profit on ordinary activities		(210,000)	(200,000)
Profit for the period after taxation		491,625	382,861
Dividends	3	(60,000)	(20,000)
Retained profit/(loss) for the period		431,625	362,861

The results above derive from continuing operations.

There is no material difference between the profit on ordinary activity before taxation and the profit retained for the periods stated above, and their historical cost equivalents.

The notes on pages 5 to 14 form part of these financial statements.

Rutland Electric Fencing Co Limited

Statement of recognized gains and losses
for the 6 months ended 30 June 2004

	6 months ended 30 June 2004	6 months ended 30 June 2003
	Unaudited	Unaudited
	£	£
Profit / (loss) for the period	431,625	362,861
Revaluation of investment property	—	60,661
Total recognised gains and losses relating to the period	431,625	423,522

The notes on pages 5 to 14 form part of these financial statements.

Rutland Electric Fencing Co Limited

Consolidated balance sheet
as at 30 June 2004

	Note	30 June 2004	31 December 2003
		Unaudited	£
		£
Fixed assets
Tangible assets		1,915,426	1,938,235
Investment property		125,000	125,000
		2,040,426	2,063,235
Current assets
Stocks		1,567,951	1,344,106
Debtors	4	1,090,868	626,032
Cash at bank and in hand		1,506,229	1,796,149
		4,165,048	3,766,287
Creditors: amounts falling due within one year	5	(1,116,840)	(559,790)
Net current assets		3,048,208	3,206,497
Total assets less current liabilities		5,088,634	5,269,732
Provision for liabilities and charges	6	(88,578)	(88,578)
		5,000,056	5,181,154
Capital and reserves
Called up share capital	7	1,414	2,271
Revaluation reserve		60,661	60,661
Capital redemption reserve	8	1,714	857
Share premium		863,955	863,955
Profit and loss account		4,072,312	4,253,410
Equity Shareholders’ funds	9	5,000,056	5,181,154

The notes on pages 5 to 14 form part of these financial statements.

G Anshus
Director

Rutland Electric Fencing Co Limited

Consolidated cash flow statement
for the 6 months ended 30 June 2004

	Note	6 months ended 30 June 2004	6 months ended 30 June 2003
		Unaudited	Unaudited
		£	£
Cash inflow from operating activities		378,802	593,723
Returns on investments and servicing of finance		30,333	19,471
Taxation		—	—
Capital expenditure		(26,332)	(567,020)
Equity dividends paid		(60,000)	(20,000)
Payments to redeem shares		(612,723)	—
Increase in cash in the period		(289,920)	26,174
Reconciliation of net cash flow to movement in net funds
Increase / (decrease) in cash in the period		(289,920)	26,174
Change in net funds resulting from cash flows		(289,920)	26,174
Movement in net funds in the period		(289,920)	26,174
Net funds at 1 January		1,796,149	1,325,216
Net funds at 30 June		1,506,229	1,351,390

The notes on pages 5 to 14 form part of these financial statements.

Rutland Electric Fencing Co Limited

Notes to the interim financial information
for the 6 months ended 30 June 2004

1              Accounting policies

Accounting convention

The accompanying unaudited condensed consolidated interim financial statements have been prepared in accordance with generally accepted accounting principles in the United Kingdom for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included and are of a normal recurring nature. The interim operating results are not necessarily indicative of operating results expected in subsequent periods or for the year as a whole.

The consolidated balance sheet information at December 31, 2003 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

For further information, refer to the consolidated financial statements and footnotes thereto included in the company’s financial statements for the year ended December 31, 2003.

Turnover

Turnover represents amounts earned from the provision of goods and services which fall within the company’s ordinary activities after deduction of trade discounts and value added tax. The turnover and pre-tax profit is attributable to one activity, electric fencing equipment and ancillary products.

Tangible fixed assets

Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life:

Building	-	2% a year
Plant and machinery	-	15% on reducing balance
Motor vehicles	-	25% on reducing balance

Investment properties

Investment properties are properties held for investment potential. These properties are not depreciated but are revalued by the company on an annual basis based on advice from appropriate qualified individuals. This treatment, as regards certain of the company’s investment properties, may be departure from the requirements of the Companies Act concerning depreciation of fixed assets. However, these properties are not held for consumption but for investment and the directors consider that systematic annual depreciation would be inappropriate. The accounting policy adopted is therefore necessary for the accounts to give true and fair view. Depreciation or amortisation is only one of many factors reflected in the annual valuation and the amount which might otherwise have been shown cannot be separately identify or quantified.

Stocks

Stock and work in progress are valued at the lower of cost and net realizable value, after making due allowance for obsolete and slow moving items. Cost includes all direct expenditure and an appropriate proportion of fixed and variable overheads.

Cash

Cash is cash in hand and deposits repayable on demand.

Deferred tax

Deferred taxation is recognized in respect of all timing differences that have originated but not reversed at the balance sheet date where transactions or events have occurred at that date that will result in an obligation to pay more, or a right to pay less or to receive more tax, with the following exceptions:

Deferred tax assets are recognized only to the extent that the directors consider that it is more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

Deferred tax is measured on an undiscounted basis at the tax rates that are expected to apply in the periods in which timing differences reverse, based on tax rates and laws enacted or substantively enacted at the balance sheet date.

Warranty provision

Warranty provisions are established for the liability cost of future obligations under the company’s warranty offered with certain products. These provisions are estimated based on the historical incidence of costs.

Pensions

The company operates a defined contribution pension scheme. Contributions payable for the period are charged in the profit and loss account

Research and development expenditure

Expenditure on research and development is written off against profits in the period in which it is incurred.

Foreign currencies

Transactions in foreign currencies are recorded using the rate of exchange ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated using the rate of exchange ruling at the balance sheet date and the gains or losses on translation are included in the profit and loss account.

2              Turnover by destination

Turnover is analysed by destination to geographical markets is as follows:

	6 months ended 30 June 2004	6 months ended 30 June 2003
	Unaudited	Unaudited
	£	£
United Kingdom	2,224,763	2,124,363
Other EU countries	412,998	436,212
North America	85,970	44,871
Rest of the world	66,914	47,110
	2,790,645	2,652,556

The company operates as a single segment unit that is a manufacture of electric fencing equipments.

3              Dividends

	6 months ended 30 June 2004	6 months ended 30 June 2003
	Unaudited	Unaudited
	£	£
Equity shares:
Interim (declared and paid)	60,000	20,000

4              Debtors: amounts falling due within one year

	30 June 2004	31 December 2003
	Unaudited	£
	£
Trade debtors	1,076,701	614,796
Provision for doubtful debts	(19,079)	(28,011)
Prepayments and other debtors	33,246	39,247
	1,090,868	626,032

5              Creditors:  amounts falling due within one year

	30 June 2004	31 December 2003
	Unaudited	£
	£
Trade creditors	459,421	200,199
Amounts owed to related parties: Directors	434	434
Social security & other taxes	140,892	64,958
Corporation tax	475,000	265,000
Accruals	41,093	29,199
	1,116,840	559,790

6              Provisions for liabilities and charges

Provision for liabilities and charges comprises deferred taxation.

	30 June 2004	31 December 2003
	Unaudited	£
	£
Deferred taxation	86,578	86,578
Warranty provisions	2,000	2,000
	88,578	88,578

	Deferred tax	Deferred tax
	£	£
Balance at 30 June / 1 January	86,578	117,659
Profit and loss account	—	(31,081)
Balance at 31 December	86,578	86,578

The deferred tax provision relates to accelerated capital allowances. No provision has been made in respect of the revaluation of the investment property because the directors currently have no intention of selling the property and are of the opinion that the gain to date would be covered by indexation allowances.

	Warranty provisions	Warranty provisions
	£	£
Balance at 1 January	2,000	2,000
Utilized in the period	(1,800)	(2,400)
Charge in the period	1,800	2,400
Balance at 30 June / 31 December	2,000	2,000

Warranty provisions relate to the estimated warranty costs in relation to the two year warranty offered on certain products. This cost is expected to be incurred within the next two years.

7              Related party disclosures

Mr L Dickinson and Mr R M Dickinson were owed £343 and £91 respectively (2003: £343 and £91 respectively) on their directors’ current accounts throughout the period / financial year. There is no other transaction within the period except directors’ emoluments and share buy back.

8              Called up share capital

	30 June 2004	31 December 2003
	Unaudited	£
	£
Authorised
1,000,000 ordinary £1 shares	1,000,000	1,000,000
Allotted and fully paid
1,414 as of 30 June 2004 /2,271 as of 31 December 2003 ordinary £1 shares	1,414	2,271

During the period ended 30 June 2004 the 857 shares was redeemed by par value of £685.71, total considerations of £612,723.

9              Capital redemption reserve

	30 June 2004	31 December 2003
	Unaudited	£
	£
Capital redemption reserve	1,714	857

10           Reconciliation of movements in shareholders’ funds

	30 June 2004	31 December 2003
	Unaudited	£
	£
Retained profit / (loss) for the financial period / year	491,625	693,550
Dividends	(60,000)	(20,000)
Payments to redeemed shares	(612,723)	—
	(181,098)	673,550
Other recognized gains and losses relating to the period – revaluation of investment property	—	60,661
Net addition / (redemption) to shareholders’ funds	(181,098)	734,211
Opening shareholders’ funds	5,181,154	4,446,943
Closing shareholders’ funds	5,000,056	5,181,154
Equity interests	5,000,056	5,181,154

11                                  Summary of significant differences between accounting principles generally accepted in the United Kingdom (“UK GAAP”) and accounting principles generally accepted in the United States (“US GAAP”).

The financial information of the Company has been prepared in accordance with UK GAAP, which differs, in certain significant respects from US GAAP. The impact of these significant differences on UK GAAP profit for the period and shareholders’ equity and are summarized below.

Summary of adjustments to profit for the period ended:

	30 June 2004	30 June 2003
	Unaudited	Unaudited
	£	£

Profit for the financial period under UK GAAP	491,625	382,861
US GAAP adjustments:
Depreciation of freehold property (i)	(537)	(537)
Taxation effects of above adjustments (ii)	162	162
Net income under US GAAP	491,250	382,486

Summary of adjustments to equity shareholders’ funds:

	30 June 2004	31 December 2003
	Unaudited	£
	£
Shareholders’ equity under UK GAAP	5,000,056	5,181,154
US GAAP adjustments:
Revaluation of freehold property (i)	(62,273)	(61,736)
Deferred tax (ii)	487	325
Shareholders’ equity under US GAAP	4,938,270	5,119,743

(i)            Revaluation of fixed assets

Under UK GAAP, in accordance with Financial Reporting Standard 15, “Tangible Fixed Assets”, (FRS 15) fixed assets may be revalued upwards to their current value. The asset is revalued and stated within fixed assets at the revalued amount. The excess over cost is recorded as an adjustment to the fixed asset and within equity, in the revaluation reserve. This revalued amount then forms the basis for the asset depreciation charge thereafter over the remaining useful economic life.

Under US GAAP, upward revaluation of fixed assets, other than in a purchase business combination, is not permitted and fixed assets are carried at their historical cost. The depreciation charge is based on the historical cost carrying value to spread the historical cost over the useful economic life of the asset.

Under UK GAAP, freehold property that becomes held for investment purposes is reclassified out of property, plant and equipment and classified as investment property. Investment property is held at open market value and not depreciated. Under US GAAP, such properties are not classified separately from other property, plant and equipment, continue to be depreciated over their remaining useful economic lives and are valued at their historical basis cost.

(ii)           Deferred tax

Under UK GAAP, in accordance with FRS 19, “Deferred Tax”, deferred tax is provided in full on all timing differences, which result in an obligation at the balance sheet date to pay more tax, or a right to pay less tax, at a future date, at rates expected to apply when they crystallise, based on current tax rates and law. Timing differences arise from the inclusion of items of income and expenditure in taxation computations in periods different from those in which they are included in the financial statements. Deferred tax assets are recognized to the extent that it is regarded as more likely than not that they will be recovered. It is the Company’s policy that deferred tax assets and liabilities are not discounted.

Under US GAAP, deferred tax is provided for on a full liability basis. Under the full liability method, deferred tax assets or liabilities are recognized for all differences between the financial and tax bases of assets and liabilities and for tax loss carry forwards at the statutory rate when they are expected to be utilized, including the enacted change in future rates. Deferred tax assets are recognized only if their realization is considered more likely than not.

A summary of the Company’s deferred tax position in accordance with UK and US GAAP is presented below:

	30 June 2004	30 December 2003
	Unaudited	£
	£
Deferred tax liability in financial statements (UK GAAP)	86,578	86,578
Tax effects of timing differences:
Capital allowances and other timing differences	(487)	(325)
Deferred tax asset under US GAAP	86,091	86,253

(iii)         Consolidated statement of cash flows

The Consolidated Statements of Cash Flows presented under UK GAAP have been prepared in accordance with FRS 1 (revised) Cash Flow Statements. There are certain differences from UK GAAP to US GAAP with regard to the classification of items within the cash flow statements and with regard to the definition of cash and cash equivalents.

In accordance with FRS 1 (revised), cash flows are prepared separately for operating activities, returns on investments and servicing of finance, taxation, capital expenditure and financial investment, acquisitions and disposals, equity dividends paid, management of liquid resources and financing. US GAAP, however, requires only three categories of cash flow activity to be reported. Under SFAS 95 cash flows are classified under operating activities (including cash flows from taxation and returns on investments and servicing of finance), investing activities and financing activities.

Under FRS 1 (revised) cash is defined as cash on hand and deposits repayable on demand, less overdrafts repayable on demand. Under SFAS 95, cash and cash equivalents are defined as cash and investments with original maturities of three month or less. Cash and cash equivalents do not include bank overdrafts.

A summary of the Company’s operating, investing and financing activities classified in accordance with US GAAP is presented below:

	6 months ended 30 June 2004	6 months ended 30 June 2003
	Unaudited	Unaudited
	£	£

Net cash inflow from operating activities	378,802	593,723
Net cash used in investing activities	(26,332)	(567,020)
Net cash provided by financing activities	(642,390)	(529)
Net increase in cash and cash equivalents	(289,920)	26,174
Cash at beginning of period	1,796,149	1,325,216
Cash at end of period	1,506,229	1,351,390

(iv)          Use of estimates

The preparation of financial statements requires management to make estimates and assumptions that affect: reported amounts of assets and liabilities, disclosure and valuation of contingent assets and liabilities and the reported amounts of income and expenditure. Actual results may differ from estimates included in the financial statements.

(v)            Recently Issued Accounting Standards

In June 2002, the FASB issued SFAS No. 146, Accounting for Exit or Disposal Activities.  The new statement addresses the accounting for costs associated with exit or disposal activities. The provisions of the statement were effective for disposal activities initiated after December 31, 2002. The adoption of SFAS No. 146 did not have an impact on the Company’s financial position or results of operations. The new standard principally affects the Company’s timing of when charges are recorded as opposed to the amount of the ultimate charge. There have been no exit or disposal activities in the periods presented.

The Company adopted the provisions of FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others in the third quarter of fiscal year 2003. The disclosure provisions of the interpretation are effective for the Company’s financial statements for the third quarter of fiscal year 2003. The provisions for initial recognition and measurement are effective on a prospective basis for guarantees that are issued or modified after December 31, 2002. The implementation of this accounting pronouncement did not have a material effect on the Company’s results of operations, financial position or cash flows.

In January 2003, the FASB issued FIN No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51. FIN No. 46 requires certain variable interest entities (VIEs), to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN No. 46 is effective for all VIEs created or acquired after January 31, 2003. For VIEs created or acquired prior to February 1, 2003, the provisions of FIN No. 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company does not believe the application of this interpretation will have a material impact on its consolidated financial statements.